                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21432
                  ---------------------------------------------

                           REAVES UTILITY INCOME FUND
                           --------------------------
               (exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Tane T. Tyler, Secretary
                           Reaves Utility Income Fund
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                     (Name and address of agent for service)


Registrant's telephone number, including area code: 303-623-2577
                                                    ------------

Date of fiscal year end:  October 31
                          ----------

Date of reporting period: October 31, 2004
                          ----------------

Item 1.  REPORTS TO STOCKHOLDERS.

REAVES UTILITY INCOME FUND

[GRAPHIC]

ANNUAL REPORT

OCTOBER 31, 2004

                                                              SHAREHOLDER LETTER
                                                    October 31, 2004 (unaudited)

Dear Shareholders:

On behalf of the Board of Trustees, I am pleased to announce that all of the monthly dividends paid out of the Reaves Utility Income Fund have been 100% qualified dividend income and the Fund's portfolio managers at W.H Reaves continue to seek out this type of dividend income. Qualifying dividend income has a tax advantage in the fact that individual taxpayers are taxed at a maximum 15% federal rate. Conversely, non-qualifying dividend income and other types of investment income can be taxed as high as 35%.

When the Reaves Utility Income Fund was launched in February 2004, over $400 million was raised for investment. In May, the Fund was leveraged by issuing auction market preferred shares and has grown to approximately $687 million in total assets as of October 31. Leverage is a part of the overall investment strategy to potentially enhance yield.

The Fund has a focus on utilities which have been and during the last quarter were the highest yielding sector of the domestic stock market. At this time, the Fund is mostly invested in common stock and the complete detail on the entire portfolio is available in the statement of investments within this report. The portfolio managers have also provided a commentary and analysis to better help you understand where the Fund has been positioned and where it may be headed. Please feel free to contact us with any questions about the Fund by calling 1-800-644-5571 or by visiting www.utilityincomefund.com.

Sincerely,

/s/ Ned Burke

Ned Burke

President

MANAGEMENT DISCUSSION & ANALYSIS
October 31, 2004 (unaudited)

GOALS AND ACHIEVEMENTS W. H. Reaves & Co. established two goals when it introduced the Reaves Utility Income Fund (UTG) in February of 2004. First, we worked to manage the Fund to maximize shareholder value. Second, we worked to protect the Fund's net asset value (NAV) from the negative impact of increasing interest rates, commodity price pressure, reawakening inflation and regulatory reform.

W. H. Reaves had expected a coming wave of inflation, commodity price pressures, and interest rate increases. Nonetheless, the timing of UTG's initial investments was influenced by a commitment to declare an earned dividend by mid-April. Consequently, the Fund had to be fully invested in order to earn the dividend. The dividend was declared on April 12 and paid on April 30. Unfortunately, rising interest rates roiled the markets in early April after a robust non-farm payroll report surprised investors. All interest rate sensitive investments were hit particularly hard. As a result UTG's NAV declined 13.6% peak to trough. UTG's market price also declined as closed-end funds sold at steep discounts. Consistent with its goal to attempt to preserve principal, UTG was defensively positioned.

DEFENSIVE POSITIONING AMID RISING RATES The Fund was defensively positioned through a combination of less interest rate sensitive sectors and lower than maximum leverage. Up to 40%* of UTG's initial portfolio was available for investment when interest rates peaked and stock values became more compelling. SBC, our largest telecom position, is the clearest example of the benefits of our portfolio managers' defensive strategy. It held its value through the period of rising rates and then increased in value through the combination of a dividend increase and an improving regulatory environment. Altria Group is a second example of our defensive position to protect the Fund as rates climbed. Altria was included in the Fund because of its low correlation to interest rate movements, because of reasonable valuation as demonstrated by strong and growing cash flow and because of its history of dividend increases, 9% annualized over the last five years. While Altria's share price suffered a temporary set-back as the result of legal issues its price has recovered well above the Fund's cost.

The defensive stock strategy was complemented by a conservative leverage strategy. UTG was permitted to use up to 38% leverage. However, UTG's $240 million auction preferred sale closed in late June, four months after the close of the Fund common shares. Leverage during the volatile spring was at a minimal 24%, not at the allowed maximum 38%. The risk of leverage during periods of rising interest rates was thereby minimized until that risk became more acceptable during the summer.

The economy clearly weakened during the summer. Interest rates began to decline and utility stock price pressure began to abate. W. H. Reaves aggressively used this opportunity to invest in companies which we believe had higher growth profiles than normally found in a high-yielding fund. These investments offered the potential for capital appreciation, as well as some measure of protection against interest-rate risk.

SPECIAL DIVIDEND OPPORTUNITIES IDENTIFIED Additionally, W. H. Reaves has captured special opportunities afforded by dividend payments. One example is the investment in ENEL, the largest Italian electric utility. W. H. Reaves anticipates special dividends from the sale of its interest in Terna, a transmission facility and from the sale of Wind, the third largest wireless operator in Italy. Another example of capital redeployment is an investment in Citizen's Communication, a rural telecom operating in 24 states, serving 2.5 million access lines. Citizens paid a one time special dividend of $2.00 in August 2004 as well as declared a $1.00 annual dividend. Citizen's annual yield exceeds 7%. Going forward, increases in interest rates have been included in our sensitivity analysis and portfolio planning.

PORTFOLIO COMPOSITION As of October 31, 2004, 85.6% of the Fund's total investments was invested in common stock; 7.4% in preferred stock, and 4.0% in fixed income securities. Electric utilities comprised 60.5% of the portfolio; telecom represented 15.6% and gas utilities, 6.6% for a total investment in utilities of 82.7%. Non-utilities investment was primarily concentrated in consumer staples, 7.4% and energy, 3.5%.

The top five investments in the portfolio (as a percentage of total investments) were Duke Energy Corp., 7.0%; Public Service Enterprise Group, 6.7%; Ameren Corp., 5.8%; Great Plains Energy, 5.4%; and Consolidated Edison, 5.2%.

The Fund's leverage remains less than the maximum permitted. W. H. Reaves regularly monitors the cost of leverage as well as tactics to minimize cost increases. Interest rate swaps, caps and other products are analyzed frequently and will be used if cost effective. Since July 2004 the Fund's NAV has increased steadily despite three Federal Funds increases and a November non-farm payroll increase similar to April's market shocking increase.

The initial portfolio of holdings has performed as designed. The Fund's ability to absorb an interest rate shock in its earliest days suggests that it has been built with what we believe to be sturdy companies. Most importantly, its ability to regain lost NAV we believe bodes well for its future. 2005 may experience additional shocks ranging from currency risk/dollar devaluation to renewed inflationary pressures. Regardless of the economic challenge, W. H. Reaves will continue to focus on our goal of enhancing shareholder value.

Very Truly Yours,
Portfolio Co-Managers

                                                              -WILLIAM H. REAVES
                                                             -RONALD J. SORENSON
                                                               -WILLIAM A. FERER

*As of March 31, 2004, holdings in our consumer staples and telecommunication stocks as well as unused borrowings (leverage) were available for investment.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE REAVES UTILITY INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Reaves Utility Income Fund (hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period February 24, 2004 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

December 17, 2004

STATEMENT OF INVESTMENTS
October 31, 2004

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK - 134.12%
CONSUMER STAPLES - 11.55%
     Altria Group, Inc.                                   710,000   $ 34,406,600
     Reynolds American Inc.                                73,000      5,026,780
     UST, Inc.                                            270,000     11,113,200
                                                                    ------------
                                                                      50,546,580
                                                                    ------------

ELECTRIC - 84.33%
     AES Corp.*                                           100,000      1,090,000
     Ameren Corp.                                         825,000     39,600,000
     American Electric Power Co. Inc.                     125,000      4,116,250
     Cleco Corp.                                           25,000        455,500
     Consolidated Edison, Inc.                            826,800     35,924,460
     Constellation Energy Group, Inc.                     100,000      4,062,000
     Duke Energy Corp.                                  1,960,000     48,078,800
     Enel S.P.A***                                        200,000      1,813,415
     Enel S.P.A, ADR                                      461,600     20,859,704
     Exelon Corp.                                         525,000     20,800,500
     Great Plains Energy, Inc.                          1,300,000     37,037,000
     OGE Energy Corp.                                   1,050,000     26,638,500
     PPL Corp.                                            395,000     20,540,000
     Public Service Enterprise Group, Inc.              1,070,000     45,571,300
     Southern Co.                                         850,000     26,851,500
     TECO Energy, Inc.                                  1,000,000     14,000,000
     Transalta Corp.                                      231,800      3,138,572
     WPS Resources Corp.                                  217,200     10,317,000
     Xcel Energy Inc.                                     470,000      8,037,000
                                                                    ------------
                                                                     368,931,501
                                                                    ------------

ENERGY - 5.43%
     BP Amoco PLC, ADR                                    210,000     12,232,500
     Royal Dutch Petroleum Co., ADR                       125,000      6,780,000
     Transocean Inc.*                                     135,000      4,758,750
                                                                    ------------
                                                                      23,771,250
                                                                    ------------

FINANCIALS - 1.27%
     Citigroup Inc.                                       125,000      5,546,250
Z                                                                    ------------

GAS - 9.41%
     ONEOK, Inc.                                          340,000      9,118,800
     Peoples Energy Corp.                                 605,000     25,881,900
     Sempra Energy                                        140,000      4,695,600
     Southern Union Co.*                                   20,000        439,400
     Vectren Corp.                                         39,600      1,024,452
                                                                    ------------
                                                                      41,160,152
                                                                    ------------


                                                         SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
TELEPHONE - 22.13%
     AT&T Corp.                                         1,315,000   $ 22,499,650
     BCE, Inc.                                            825,000     19,156,500
     Citizens Communications Co.                        1,245,000     16,683,000
     SBC Communications Inc.                            1,120,000     28,291,200
     TDC A/S, ADR                                         175,500      3,278,340
     Telecom Corp., ADR                                    44,400      1,411,476
     Verizon Communications Inc.                          140,000      5,474,000
                                                                    ------------
                                                                      96,794,166
                                                                    ------------

TOTAL COMMON STOCK                                                   586,749,899
                                                                    ------------
     (Cost $578,840,637)

PREFERRED STOCK - 11.60%
CONSUMER DISCRETIONARY - 0.72%
     Corts Ford Trust, 7.40%, 11/01/46                    125,200      3,148,780
                                                                    ------------

ELECTRIC - 5.71%
     AES Trust III, 6.75%, 10/15/29                       133,100      6,122,600
     BGE Capital Trust II, 6.20%, 10/15/43                180,000      4,554,000
     Consumers Energy Co.Funding Trust IV,
       9.00%, 06/30/31                                    138,700      3,683,872
     Entergy Gulf States Inc., Series A,
       7.00%, 12/15/04**                                    4,472        454,327
     Georgia Power Capital Trust V,
       7.13%, 03/31/42                                    141,400      3,817,800
     Great Plains Energy Inc, 8.00%, 02/16/07              50,000      1,250,000
     NVP Capital Trust III, 7.75%, 09/30/38                52,400      1,309,476
     PSEG Funding Trust II,
       8.75%, 12/31/32                                     90,100      2,504,780
      Public Service Co. of New Mexico,
       Series 1965, 4.58%                                   8,937        735,907
     Puget Sound Energy Capital Trust, 8.40%,
       06/30/41                                            20,000        531,600
                                                                    ------------
                                                                      24,964,362
                                                                    ------------

FINANCIALS- 2.46%
     ABN AMRO Capital Funding Trust VII, 6.08%            120,000      2,970,000
     Lehman Brothers Holdings Capital Trust,
       Series M, 6.00%, 04/22/53                           76,400      1,871,800
     Renaissance Holdings Ltd., Series C, 6.08%           250,000      5,922,500
                                                                    ------------
                                                                      10,764,300
                                                                    ------------

GAS - 0.96%
     ONEOK, Inc., 8.50%, 02/16/06                         125,000      4,210,000
                                                                    ------------

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK (CONTINUED)
INFORMATION TECHNOLOGY - 0.17%
     Corporate- Backed Trust Certificates, Series MOT,
        7.88%, 10/01/97                                    27,900   $    723,726
                                                                    ------------

REAL ESTATE INVESTMENT TRUSTS - 0.79%
     Duke Realty Corp., Series K, 6.50%                   138,700      3,467,500
                                                                    ------------

TELEPHONE - 0.79%
     Preferred Plus Trust
        Series SPR1, 7.00%, 11/15/28                       12,624        324,563
        Series T1, 7.35%, 03/15/29                         63,800      1,578,412
     Trust Certificates 2001-1, Series T, 7.45%,
        03/15/29                                           61,900      1,547,500
                                                                    ------------
                                                                       3,450,475
                                                                    ------------

TOTAL PREFERRED STOCK                                                 50,729,143
                                                                    ------------
      (Cost $50,500,595)

                                                     BOND RATING     PRINCIPAL
                                                      MOODY/S&P        AMOUNT
                                                     -------------------------
CORPORATE BONDS - 6.28%
ELECTRIC - 4.77%
     Calpine Corp., 7.88%, 04/01/08                    Caa1/CCC+   $   3,000,000       1,822,500
     Calpine Generating Co., 11.50%,
        04/01/11^                                        B3/CCC+      22,000,000      19,030,000
                                                                                      ----------
                                                                                      20,852,500
                                                                                      ----------

TELEPHONE - 1.51%
     US West Communications Inc., 7.50%,
        06/15/23                                         Ba3/BB-       7,000,000       6,615,000
                                                                                      ----------

TOTAL CORPORATE BONDS                                                                 27,467,500
                                                                                      ----------
      (Cost $30,011,780)

                                                         SHARES
--------------------------------------------------------------------------------
MUTUAL FUNDS - 4.64%
     Goldman Financial Square Money Market Fund         2,046,983      2,046,983
     J.P. Morgan Prime Money Market Fund               15,000,000     15,000,000
     Loomis Sayles High Income Fund                       424,929      3,254,958
                                                                      ----------

TOTAL MUTUAL FUNDS                                                    20,301,941
                                                                      ----------
     (Cost $20,046,983)

TOTAL INVESTMENTS

       (Cost $679,399,995)                                    156.64%  $   685,248,483
Liabilities in Excess of Other Assets                          -1.78%       (7,768,950)
Liquidation Preference of Auction Market
     Preferred Shares: Series M7, F7, W28                     -54.86%     (240,000,000)
                                                              ------------------------
NET ASSETS ATTRIBUTABLE TO COMMON SHARES                      100.00%  $   437,479,533
                                                              ========================


ADR- American Depositary Receipt

*Non-income producing security

**Floating or variable rate security- rate disclosed as of October 31, 2004. Maturity date represents the next rate reset date.

*** Foreign security denominated in Euros.

^ Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2004, these securities amounted to a value of $19,030,000 or 4.35% of net assets.

RATINGS:
The Moody's and S&P ratings are believed to be the most recent ratings as of October, 31, 2004. Ratings are not covered by the report of the Independent Registered Public Accounting Firm.

See Notes to Financial Statements.

STATEMENT OF ASSETS & LIABILITIES
October 31, 2004

ASSETS:
Investments, at value (Cost - see below)                                           $   685,248,483
Dividends receivable                                                                     1,768,603
Interest receivable                                                                        463,916
Other assets                                                                                15,061
--------------------------------------------------------------------------------------------------
     Total assets                                                                      687,496,063
--------------------------------------------------------------------------------------------------

LIABILITIES:
Payable for investments purchased                                                        9,332,772
Preferred dividends payable                                                                101,097
Accrued investment advisory fee                                                            310,848
Accrued administration fee                                                                 143,260
Accrued trustees fee                                                                        20,712
Accrued offering costs                                                                      48,245
Other payables                                                                              59,596
--------------------------------------------------------------------------------------------------
     Total Liabilities                                                                  10,016,530
--------------------------------------------------------------------------------------------------

PREFERRED STOCK (UNLIMITED SHARES AUTHORIZED):
Auction market preferred shares, Series M7                                              80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
Auction market preferred shares, Series F7                                              80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
Auction market preferred shares, Series W28                                             80,000,000
     ($25,000 liquidation value per share, no par value,
     3,200 shares issued and outstanding)
--------------------------------------------------------------------------------------------------
     Total Preferred Stock                                                             240,000,000
--------------------------------------------------------------------------------------------------

Net Assets                                                                         $   437,479,533
==================================================================================================
COST OF INVESTMENTS                                                                $   679,399,995
==================================================================================================

COMPOSITION OF NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Paid in capital                                                                    $   429,406,407
Undistributed net investment income                                                      2,073,240
Accumulated net realized gain on investments and foreign
     currency transactions                                                                 151,398
Net unrealized appreciation in value of investments and translation of
     assets and liabilities denominated in foreign currencies                            5,848,488
--------------------------------------------------------------------------------------------------
Net Assets                                                                         $   437,479,533
==================================================================================================

Shares of common stock outstanding of no par value,
     unlimited shares authorized                                                        22,677,001
==================================================================================================
Net asset value per share                                                          $         19.29
==================================================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Period February 24, 2004* to October 31, 2004

INVESTMENT INCOME:
Dividends                                                                          $    21,786,643
Interest                                                                                 1,938,986
--------------------------------------------------------------------------------------------------
     Total Income                                                                       23,725,629
--------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fee                                                                  2,336,725
Administration fee                                                                       1,076,925
Trustees fee                                                                                41,901
Interest on loan                                                                           850,587
Broker/dealer fees                                                                         196,099
Miscellaneous                                                                               11,892
--------------------------------------------------------------------------------------------------
     Net Expenses                                                                        4,514,129
--------------------------------------------------------------------------------------------------
Net Investment Income                                                                   19,211,500
--------------------------------------------------------------------------------------------------
Net realized loss on:
   Investments                                                                            (216,213)
   Foreign currency transactions                                                            (2,752)
Change in net unrealized appreciation/depreciation on:
   Investments                                                                           5,850,445
   Translation of assets and liabilities denominated in foreign currencies                  (1,957)
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  5,629,523
--------------------------------------------------------------------------------------------------
Net increase in Net Assets from Operations                                              24,841,023
Total Distributions to Preferred Shareholders                                           (1,420,777)
--------------------------------------------------------------------------------------------------
Net Increase in Net Assets Attributable to Common Shares
   from Operations                                                                 $    23,420,246
==================================================================================================

*Commencement of operations.

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the Period February 24, 2004* to October 31, 2004

COMMON SHAREHOLDER OPERATIONS:
Net investment income                                                              $    19,211,500
Net realized loss on:
     Investments                                                                          (216,213)
     Foreign currency transactions                                                          (2,752)
Change in net unrealized appreciation/depreciation on investments and
     translation of assets and liabilities denominated in foreign currencies             5,848,488
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              24,841,023
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
From net investment income                                                              (1,420,777)
--------------------------------------------------------------------------------------------------
Net decrease in net assets from distributions                                           (1,420,777)
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income                                                             (15,347,120)
--------------------------------------------------------------------------------------------------
Net decrease in net assets from distributions                                          (15,347,120)
--------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of common shares, net of offering costs                            381,200,000
Proceeds from the underwriters' over-allotment
     option of common shares excerised, net of offering costs                           50,509,000
Net asset value of common stock issued to stockholders
     from reinvestment of dividends                                                        386,407
Costs from issuance of preferred shares                                                 (2,789,000)
--------------------------------------------------------------------------------------------------
Net increase in net assets from capital share transactions                             429,306,407
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                                             437,379,533
--------------------------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Beginning of period**                                                                      100,000
--------------------------------------------------------------------------------------------------
End of period ***                                                                  $   437,479,533
==================================================================================================

  * Commencement of operations.
 ** Initial seed capital.
*** Includes undistributed net investment income of:                               $     2,443,603

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the Period February 24, 2004* to October 31, 2004

CASH FLOWS FROM OPERATING ACTIVITY
Net Increase in Net Assets from Operations                                          $    24,841,023
--------------------------------------------------------------------------------------------------

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS ATTRIBUTABLE TO COMMON
     SHARES FROM OPERATIONS TO NET CASH USED IN OPERATING ACTIVITIES:
Purchase of long-term investment securities                                         (1,008,776,623)
Proceeds from sale of long-term securities                                             346,256,426
Net purchase of short-term investment securities                                       (17,046,983)
Increase in dividends and interest receivable                                           (2,232,519)
Increase in other assets                                                                   (15,061)
Accretion of discount                                                                      (51,780)
Payable for investments purchased                                                        9,332,772
Increase in advisory fee payable                                                           310,848
Increase in administration fee payable                                                     143,260
Increase in trustee fee payable                                                             20,712
Increase in offering costs payable                                                          48,245
Increase in other payables                                                                  59,596
Increase in preferred dividends payable                                                    101,097
Net realized loss on investments                                                           216,213
Net realized loss on foreign currency transactions                                           2,752
Net change in unrealized appreciation/depreciation on
     investments and translation of assets and liabilities
     denominated in foreign currencies                                                  (5,848,488)
--------------------------------------------------------------------------------------------------
     Net Cash Used in Operating Activities                                            (652,638,510)
--------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from common shares issued                                                 432,615,000
Offering costs on common shares                                                           (906,000)
Offering costs on preferred shares                                                      (2,789,000)
Proceeds from preferred shares issued                                                  240,000,000
Cash dividends paid to common shareholders                                             (14,960,713)
Cash dividends paid to preferred shareholders                                           (1,420,777)
--------------------------------------------------------------------------------------------------
     Net Cash Provided by Financing Activities                                         652,538,510
--------------------------------------------------------------------------------------------------

Net decrease in cash                                                                      (100,000)
--------------------------------------------------------------------------------------------------

CASH AT BEGINNING OF PERIOD                                                                100,000
--------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                              $             -
==================================================================================================

Supplemental disclosure of cash flow information:
     Non-cash financing activities not included herein consist of reinvestment of dividends of $386,407.

*Commencement of operations.

See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
                           For the Period February 24, 2004* to October 31, 2004

PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of period                                              $         19.10
--------------------------------------------------------------------------------------------------
Income from investment operations:
     Net investment income                                                                    0.85
     Net realized and unrealized gain on investments                                          0.24
--------------------------------------------------------------------------------------------------
     Total income from investment operations                                                  1.09
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
     From net investment income                                                              (0.06)
--------------------------------------------------------------------------------------------------
     Total distributions                                                                     (0.06)
--------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
     From net investment income                                                              (0.68)
--------------------------------------------------------------------------------------------------
     Total distributions                                                                     (0.68)
--------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
     Common share offering costs charged to paid in capital                                  (0.04)
     Preferred share offering costs and sales load charged to paid in capital                (0.12)
--------------------------------------------------------------------------------------------------
     Total capital share transactions                                                        (0.16)
--------------------------------------------------------------------------------------------------
Net asset value per common share - end of period                                   $         19.29
==================================================================================================
Market price per common share - end of period                                      $         18.00
==================================================================================================
TOTAL INVESTMENT RETURN - NET ASSET VALUE (1)                                                 4.93%
TOTAL INVESTMENT RETURN - MARKET PRICE (1)                                                   -6.50%

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000)                      $       437,480
Ratio of expenses to average net assets attributable to common shares (3)                     1.64%(2)
Ratio of net investment income to average net assets attributable
     to common shares (3)                                                                     6.96%(2)
Ratio of expenses to average managed assets (4)                                               1.02%(2)
Portfolio turnover rate                                                                         63%

AUCTION MARKET PREFERRED SHARES
Liquidation value, end of period (000)                                             $       240,000
Total shares outstanding (000)                                                                 9.6
Asset coverage per share                                                           $        70,571
Liquidation preference per share                                                   $        25,000
Average market value per share (5)                                                 $        25,000
--------------------------------------------------------------------------------------------------

*Commencement of operations.
(1) Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Total investment return on net asset value reflects the sales load of $.90 per share. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
(2)  Annualized.
(3)  Ratios do not reflect dividend payments to preferred shareholders.
(4) Average managed assets represent net assets attributable to common shares plus liquidation value of preferred shares.
(5)  Based on weekly prices.

See Notes to Financial Statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                October 31, 2004

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES
Reaves Utility Income Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund is a non-diversified series with an investment objective to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund commenced operations on February 24, 2004. The Fund's common shares are listed on the American Stock Exchange and trade under the ticker symbol "UTG."

The Fund may have elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the NASDAQ Official Closing Price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost which approximates market value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors may include, but are not limited to, the type and cost of the security; the fundamental analytical data relating to the investment; an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; information as to any transactions or offers with respect to the security; price, yield and the extent of public or private trading in similar securities of the issuer or comparable companies. The valuation assigned to fair-valued securities for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price and from the prices used by other funds to calculate their NAVs.

FOREIGN SECURITIES: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income for the Fund are declared and paid monthly to common shareholders. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

INCOME TAXES: The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the First In First Out basis for both financial reporting and income tax purposes.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

CASH FLOWS: The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Statement of Assets and Liabilities and represents cash on hand in the Fund's Custodian bank account. This amount does not include any short-term investments at October 31, 2004.

2.  INCOME TAXES
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund during the period ended October 31, 2004, was as follows:

                                                                                        2004
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                                                    $    16,767,897
Tax-Exempt Income                                                                                -
Long-Term Capital Gain                                                                           -
--------------------------------------------------------------------------------------------------
Total                                                                              $    16,767,897
==================================================================================================

As of October 31, 2004, the components of distributable earnings were as follows:

Accumulated net investment income (loss)                                           $     2,646,284
Accumulated net realized gain (loss)                                                             0
Net unrealized appreciation                                                              5,426,842
--------------------------------------------------------------------------------------------------
Total                                                                              $     8,073,126
==================================================================================================

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales and the tax treatment of certain preferred holdings.

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

AS OF OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------
Gross appreciation (excess of value over tax cost)                                 $    25,842,906
Gross depreciation (excess of tax cost over value)                                     (20,416,064)
Net unrealized appreciation                                                        $     5,426,842
--------------------------------------------------------------------------------------------------
Cost of investments for income tax purposes                                        $   679,821,641
==================================================================================================

3. CAPITAL TRANSACTIONS
COMMON SHARES: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 22,677,001 common shares outstanding on October 31, 2004, ALPS Distributors, Inc. owned 5,236 shares. The Fund issued 20,000,000 common shares in its initial public offering on February 24, 2004. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 1,250,000 common shares and 1,400,000 common shares were issued on March 23, 2004 and April 14, 2004, respectively. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $906,000 (representing $.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. ALPS Mutual Funds Services, Inc. ("ALPS") agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $.0067 per common share) that exceeded $.04 per common share.

Transactions in common shares for the period ended October 31, 2004, were as follows:

FOR THE PERIOD ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------
Common shares outstanding - beginning of period                                              5,236
Common shares issued in connection with initial public offering                         20,000,000
Common shares issued from underwriters' over-allotment option exercised                  2,650,000
Common shares issued as reinvestment of dividends                                           21,765
--------------------------------------------------------------------------------------------------
Common shares outstanding - end of period                                               22,677,001
==================================================================================================

PREFERRED SHARES: On April 27, 2004, the Fund's Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, estimated at $389,000, and the underwriters' sales load totaling $2,400,000, have been borne by the common shareholders as a direct reduction to paid-in-capital.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with repsect to the outstanding preferred shares of 200% or greater.

The Fund has three series of Auction Market Preferred Shares: M7, F7, and W28. On June 30, 2004, the Fund issue 3,200 shares of Series M7, 3,200 shares of Series F7, and 3,200 shares of Series W28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the preferred shares are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of October 31, 2004, the annualized dividend rates for Series M7, F7 and W28 were 1.85%, 1.90% and 1.95%, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. These rates may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term securities, for the period ended October 31, 2004 aggregated $1,008,776,623 and $346,256,426, respectively.

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
W.H. Reaves & Co., Inc. ("Reaves") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% based on the Fund's average daily total assets, computed daily and payable monthly.

ALPS serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.265% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. LINE OF CREDIT
On March 11, 2004, a Security Agreement between the Fund and The Bank of New York ("BONY") was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $190,000,000. The borrowings under the BONY line of credit are secured by pledging the Fund's portfolio securities as collateral. As of October 31, 2004, the Fund had a zero balance with its secured line of credit. During the period ended October 31, 2004, the average borrowing was $60,839,739 with an average rate on borrowings of 2.01%.

7. OTHER
The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

8.  INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

9. SUBSEQUENT DISTRIBUTIONS (UNAUDITED)
Subsequent to October 31, 2004, the Fund paid a distribution of $0.0967 per common share on November 29, 2004 to common shareholders of record on November 12, 2004.

Subsequent to October 31, 2004, dividends paid on preferred shares totaled $491,424 for the outstanding preferred share series through December 13, 2004.

                                                      DIVIDEND REINVESTMENT PLAN
                                                    October 31, 2004 (unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator" or "BONY"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-

Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next "ex-dividend" date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20 th Floor, Transfer Agent Services, 1-800-433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES
October 31, 2004 (unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2004, are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS
October 31, 2004 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-644-5571 and on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

TAX INFORMATION FOR SHAREHOLDERS
October 31, 2004 (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended October 31,2004. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2004. During the fiscal period ended October 31, 2004, 93.29% of the dividends paid from net investment income qualify for the corporate dividends received deduction. In addition, 100% of the dividends paid from net investment income meet the requirements regarding qualified dividend income.

NOTICE
October 31, 2004 (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TRUSTEES & OFFICERS
October 31, 2004 (unaudited)

Except for their service on the Company's Board of Directors, the independent directors named above have not held any positions during the past two years with the Fund; any investment company; any investment adviser; any underwriter of the Fund; or any affiliate of the Fund or its investment advisers or underwriters. Each independent trustee serves on the Fund's Audit Committee.

INTERESTED TRUSTEES AND OFFICERS

                                                             PRINCIPAL OCCUPATION(S)                   NUMBER OF
                                POSITION(S) HELD             DURING PAST 5 YEARS* AND                  PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH            OTHER DIRECTORSHIPS HELD                  COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED               BY TRUSTEE                                SEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
W. ROBERT ALEXANDER             Trustee and Chairman/Less    Mr. Alexander is the Chief Executive      1
Age - 77                        than nine months             Officer & Chairman of ALPS. Mr.
1625 Broadway, Ste. 2200                                     Alexander was Vice Chairman of First
Denver, CO 80202                                             Interstate Bank of Denver, responsible
                                                             for Trust, Private Banking, Retail
                                                             Banking, Cash Management Services and
                                                             Marketing. Mr. Alexander is currently a
                                                             member of the Board of Trustees of the
                                                             Hunter and Hughes Trusts as well as
                                                             Chairman of Clough Global Allocation
                                                             Fund, Financial Investors Trust and
                                                             Financial Investors Variable Insurance
                                                             Trust. Because of his affiliation with
                                                             ALPS, Mr. Alexander is considered an
                                                             "interested" Trustee of the Fund.

EDMUND J. BURKE                 President/Less than nine     Mr. Burke is President and a Director of  N/A
Age - 43                        months                       ALPS. Mr. Burke joined ALPS in 1991 as
1625 Broadway, Ste. 2200                                     Vice President and National Sales
Denver, CO 80202                                             Manager. Because of his position with
                                                             ALPS, Mr. Burke is deemed an affiliate
                                                             of the Trust as defined under the 1940
                                                             Act. Mr. Burke is currently the
                                                             President of Clough Global Allocation
                                                             Fund, Financial Investors Trust and
                                                             Financial Investors Variable Insurance
                                                             Trust.

                                                             PRINCIPAL OCCUPATION(S)                   NUMBER OF
                                POSITION(S) HELD             DURING PAST 5 YEARS* AND                  PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH            OTHER DIRECTORSHIPS HELD                  COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED               BY TRUSTEE                                SEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
JEREMY O. MAY                   Treasurer/Less than          Mr. May is Managing Director of ALPS.     N/A
Age - 34                        nine months                  Mr. May joined ALPS in 1995 as a
1625 Broadway, Ste. 2200                                     Controller. Because of his position with
Denver, CO 80202                                             ALPS, Mr. May is deemed an affiliate of
                                                             the Trust as defined under the 1940 Act.
                                                             Mr. May is currently the Treasurer of
                                                             Clough Global Allocation Fund, Financial
                                                             Investors Trust, Financial Investors
                                                             Variable Insurance Trust and First
                                                             Funds.

EVERETT L. MORRIS               Trustee/Less than            Mr. Morris was a Vice President and       1
Age - 76                        nine months                  Director of Reaves from 1993 to 2003.
1625 Broadway, Ste. 2200                                     Mr. Morris is currently a
Denver, CO 80202                                             Director/Trustee of the Phoenix Funds, a
                                                             Director of the Duff & Phelps Utilities
                                                             Tax-Free Income Fund, and a Director of
                                                             the Duff & Phelps Utilities Income Fund.

ERIN DOUGLAS                    Secretary/Less than          Ms. Douglas is Associate Counsel of       N/A
Age - 27                        six months                   ALPS. Ms. Douglas joined ALPS as
1625 Broadway, Ste. 2200                                     Associate Counsel in January 2003. Ms.
Denver, CO 80202                                             Douglas is deemed an affiliate of the
                                                             Trust as defined under the 1940 Act.
                                                             Ms.Douglas is currently the Secretary of
                                                             the Clough Global Allocation Fund,
                                                             Financial Investors Trust, and Westcore
                                                             Funds.

INDEPENDENT TRUSTEES

                                                             PRINCIPAL OCCUPATION(S)                   NUMBER OF
                                POSITION(S) HELD             DURING PAST 5 YEARS* AND                  PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH            OTHER DIRECTORSHIPS HELD                  COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED               BY TRUSTEE                                SEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
MARY K. ANSTINE                 Trustee/Less than nine       Ms. Anstine is the President/Chief        1
Age - 63                        months                       Executive Officer of HealthONE, Denver,
1625 Broadway, Ste. 2200                                     Colorado, and former Executive Vice
Denver, CO 80202                                             President of First Interstate Bank of
                                                             Denver. Ms. Anstine is also a
                                                             Trustee/Director of the following:
                                                             Denver Area Council of the Boy Scouts of
                                                             America; Colorado Uplift Board; AV
                                                             Hunter Trust; P/SL Auxiliary Board;
                                                             Financial Investors Trust; Financial
                                                             Investors Variable Trust; and a member
                                                             of the Advisory Boards for the Girl
                                                             Scouts Mile Hi Council. Ms. Anstine was
                                                             a Director of: the Northern Trust Bank
                                                             of Colorado from February 1998 until
                                                             February 2002; HealthONE; a member of
                                                             the American Bankers Association Trust
                                                             Executive Committee; and Director of the
                                                             Center for Dispute Resolution.

MICHAEL F. HOLLAND              Trustee/Less than            Mr. Holland is Chairman of Holland &      1
Age - 60                        nine months                  Company. Mr. Holland is currently a
375 Park Avenue                                              Director and Chairman of the Board,
New York, NY 10152                                           President and Treasurer of the Holland
                                                             Series Fund, Inc. Mr. Holland is also a
                                                             Trustee of State Street Master Funds,
                                                             Vanguard Charitable Endowment Program,
                                                             and the China Fund, Inc.


                                                             PRINCIPAL OCCUPATION(S)                   NUMBER OF
                                POSITION(S) HELD             DURING PAST 5 YEARS* AND                  PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH            OTHER DIRECTORSHIPS HELD                  COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED               BY TRUSTEE                                SEEN BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
ROBERT E. LEE                   Trustee/Less than nine       Mr. Lee was a commercial bank executive   1
Age - 69                        months                       of First Interstate Bank of Denver from
10510 Lakeview Drive                                         1980 through 1989. He is currently a
Hayden Lake, Idaho 83835                                     Director of the following: Storage
                                                             Technology Corporation; ING Financial
                                                             Services -- North America; Meredith
                                                             Corporation; and Emeritus Executive
                                                             Director -- The Denver Foundation. Mr.
                                                             Lee is also a Trustee of Financial
                                                             Investors Trust and Financial Investors
                                                             Variable Insurance Trust.

LARRY W. PAPASAN                Trustee/Less than nine       Mr. Papasan is the former Chairman of     1
Age - 63                        months                       Smith & Nephew, Inc. (orthopedic
2670 Union Avenue                                            division). Mr. Papasan is a former
Extended Suite 700                                           Director of First American National Bank
Memphis, TN 38112                                            of Memphis and The West Tennessee Board
                                                             of First American National Bank
                                                             (1988-1991) and was President of Memphis
                                                             Light Gas and Water Division of the city
                                                             of Memphis (1984-1991). Mr. Papasan is a
                                                             member of the Board of the Plough
                                                             Foundation, a non-profit trust, a
                                                             Trustee of First Funds, a mutual fund
                                                             complex, and a Trustee of Smith Seckman
                                                             Reid, Inc., an engineering services
                                                             company. Mr. Papasan is also Chairman of
                                                             the Board of the University of Memphis
                                                             Board of Visitors and Foundation,
                                                             Chairman of the Board of LeBonheur
                                                             Children's Hospital Foundation,
                                                             President of the Board of the Biblical
                                                             Resource Center and Museum, and a Board
                                                             Member of the Memphis Biotechnology
                                                             Group, a non-profit organization.

REAVES UTILITY INCOME FUND
1625 Broadway, Suite 2200
Denver, CO 80202
1-800-644-5571

[ALPS MUTUAL FUNDS SERVICES, INC. LOGO]

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1-800-644-5571.

Item 2.  CODE OF ETHICS.

         (a) The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer (the "Code of Ethics").

         (b) Not applicable.

         (c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

         (d) During the period covered by this report, no implicit or explicit waivers to the provisions of this Code of Ethics were granted.

         (e) Not applicable.

         (f) The Registrant's Code of Ethics is attached as an exhibit hereto under Item 11(a)(1) of this Form N-CSR.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Mike Holland and Robert E. Lee as the Registrant's "audit committee financial experts." Messrs. Holland and Lee are "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR

Item 4.  PRINCIPAL ACCOUNTING FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2004 and 2003 were $63,000 and $0, respectively.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2004 and $0 in 2003.

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 in 2004 and $0 in 2003.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
       (c) of this Item are $0 in 2004 and $0 in 2003.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

(e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2004 and $0 for 2003.

(h)    Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The proxy voting policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities is attached hereto as Ex. 7.

Item 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.  SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The Board of Trustees has not yet adopted procedures by which shareholders may recommend nominees to the Board of Trustees.

Item 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

         (b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. EXHIBITS.

     (a)(1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.11.A.1.

     (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

     (a)(3) Not applicable.

     (b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:            /s/ Edmund J. Burke
               -------------------
               Edmund J. Burke
               President

Date:          January 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:            /s/ Jeremy O. May
               -----------------
               Jeremy O. May
               Treasurer

Date:          January 7, 2005